MASSMUTUAL FUNDS
Supplement dated February 27, 2025 to the
Prospectuses dated February 1, 2025 and
February 1, 2025, as revised on February 5, 2025,
for the following funds (collectively, the “Funds”):
MassMutual Select T. Rowe Price Retirement 2005 Fund	MassMutual Select T. Rowe Price Large Cap Blend Fund
MassMutual Select T. Rowe Price Retirement 2010 Fund	MassMutual Select T. Rowe Price Real Assets Fund
MassMutual Select T. Rowe Price Retirement 2015 Fund	MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
MassMutual Select T. Rowe Price Retirement 2020 Fund	MassMutual 20/80 Allocation Fund
MassMutual Select T. Rowe Price Retirement 2025 Fund	MassMutual 40/60 Allocation Fund
MassMutual Select T. Rowe Price Retirement 2030 Fund	MassMutual 60/40 Allocation Fund
MassMutual Select T. Rowe Price Retirement 2035 Fund	MassMutual 80/20 Allocation Fund
MassMutual Select T. Rowe Price Retirement 2040 Fund	MassMutual Balanced Fund
MassMutual Select T. Rowe Price Retirement 2045 Fund	MassMutual Disciplined Growth Fund
MassMutual Select T. Rowe Price Retirement 2050 Fund	MassMutual International Equity Fund
MassMutual Select T. Rowe Price Retirement 2055 Fund	MassMutual Small Company Value Fund
MassMutual Select T. Rowe Price Retirement 2060 Fund	MassMutual U.S. Government Money Market Fund
MassMutual Select T. Rowe Price Retirement 2065 Fund	MassMutual Total Return Bond Fund*
MassMutual Select T. Rowe Price Retirement Balanced Fund	MassMutual Core Bond Fund*
MassMutual Select T. Rowe Price Bond Asset Fund	MassMutual Equity Opportunities Fund*
MassMutual Select T. Rowe Price International Equity Fund	MassMutual Diversified Value Fund*
This supplement provides new and additional information beyond that contained in the Prospectuses and any previous supplements. It should be retained and read in conjunction with the Prospectuses and any previous supplements. The Funds listed above and marked with an asterisk (*) are referred to herein as the “Merging Funds;” the remainder of the Funds listed above are referred to herein as the “Liquidating Funds.”
MassMutual Investments expects to propose to the Board of Trustees of the MassMutual Select Funds and MassMutual Premier Funds (the “Board”) (i) the mergers of the Selling Funds into the Acquiring Funds, as shown in the table below, and (ii) the closure and liquidation of the Liquidating Funds. The proposal is subject to approval by the Board, as well as other conditions, approvals, and waivers.
Selling Funds	Acquiring Funds
MassMutual Total Return Bond Fund	MassMutual Core Bond Fund
MassMutual Equity Opportunities Fund	MassMutual Diversified Value Fund
If approved by the Board, the transactions described in this supplement are expected to occur in the third quarter of 2025, subject to a variety of conditions. Additional information regarding these changes will be provided in subsequent supplements or other documents provided to shareholders.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SELMPRO-25-03
UNDPRO-25-01
TRTDPRO-25-01
TGTALLPRO-25-01
PREMPRO-25-01